UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 27, 2005
(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland (State of Incorporation)	1-8896 (Commission File No.)	75-2027937 I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 27, 2005 Capstead Mortgage Corporation issued a press release announcing fourth quarter 2004 results, setting the record date for the annual meeting and establishing the common dividend schedule for 2005.

A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

     99.1          Press release issued by Capstead Mortgage Corporation dated January 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION
January 27, 2005	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Chief Financial Officer and Senior Vice President